Exhibit 10.11.5

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				J	1	7
2. AMENDMENT/MODIFICATION NO. P00004		3. EFFECTIVE DATE 27-Nov-2019	4. REQUISITION/ PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY	CODE	N68335	7. ADMINISTERED BY (If other than item 6)	CODE	S0512A
NAVAL AIR WARFARE CTR AIRCRAFT DIVISION- CONTRACTS ATTN 2.5.2.6.2 HWY547 BLDG 120-207 LAKEHURST NJ 08733-5082			DCMA VAN NUYS 6230 VAN NUYS BLVD. VAN NUYS CA 91401-2713 SCD: C
8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code) TRANSPHORM, INC. PRIMIT PARIKH 75 CASTILIAN DR STE 100 GOLETA CA 93117-3212				9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT /ORDER NO. N6833519C0107
			X	10B. DATED (SEE ITEM 13) 13-Dec-2018
CODE 4R2L6		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer                         ☐ is extended,          ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE P LACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a)(3), Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not , ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:     spannls201385
SEE SUMMARY OF CHANGES

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print ) Primit Parikh, Co-founder & COO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print ) CHARLES J. GILL / CONTRACT SPECIALIST TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Primit Parikh _____________________________________________ (Signature of person authorized to sign)		15C. DATE SIGNED 11/19/2019	16B. UNITED STATES OF AMERICA BY /s/ Charles Gill (Signature of Contracting Officer)		16C. DATE SIGNED 27-Nov-2019

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00004
Contracts POC:
Naval Air Warfare Center – Aircraft Division
LeAnn Spann
Phone: [***]
E-mail: [***]
Procuring Contracting Officer
Naval Air Warfare Center – Aircraft Division
Charlie Gill
Phone: [***]
E-mail: [***]
Government/Technical POC:
Office of Naval Research
Paul Maki
Phone: [***]
E-mail: [***]
Contractor POC:
Primit Parikh
Phone: [***]
E-mail: pparikh@transphormusa.com
Lisa Standring
Phone: [***]
E-mail: lstandring@transphomusa.com
The purpose of this modification is to revise the Statement of Work (Section C) of Contract N6833519C0107 at no additional cost to the Government.
This modification acts as a complete equitable adjustment for the changes described herein. The Contractor hereby releases the Government from any and all liability for further equitable adjustments arising from these changes.
All other terms and conditions remain unchanged.
SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:
STATEMENT OF WORK
This project comprises three base tasks and two optional tasks. The three base tasks develop n- polar epitaxy technology on both silicon and SiC substrates, provides for some initial device feedback and establishes initial pilot production. At the end of Base Task 3, N-polar GaN on 100mm SiC HEMTs will meet Stage 5 Material Specifications and be ready for pilot production. The two optional tasks are detailed in Sections Option Task 1 and Option Task 2 and establish Transphorm’s epitaxial foundry capability and manufacturing readiness for n-polar HEMTs on both silicon and SiC substrates. As part of the optional tasks, epitaxy process controls will be established along with full manufacturing documentation. A reliability profile will also be created for n-polar HEMTs.

1.	Base Task 1: N-Polar GaN on 150mm Si

1.1.
Develop GaN polarity inversion buffer on Si.   Starting with background from UCSB’s n-polar process on 2-inch substrates, Transphorm will develop a GaN polarity inversion buffer on 6-inch (150 mm) silicon substrates. This task will begin in Year 1 Q1 and will end by Year 1 Q4.

1.2.
Develop foundry process for epiwafer evaluation on Power devices and RF test structures.   Concurrent with Task 1.1, Transphorm will design, create fabrication masks, and develop foundry processes for n-polar Power and RF test structures for epiwafers on silicon substrates. This task will begin in Year 1 Q1 and will end by Year 1 Q2. This task is complete when test epiwafers have been successfully processed through the foundry for both RF and Power mask designs.

1.3.
Full fabrication process and characterization.   Transphorm will use the full fabrication process developed in Task 1.2 to process n-polar GaN on 150mm Si HEMT epiwafers. Transphorm will evaluate these processed epiwafers for buffer quality and application suitability using both [***] and [***] DC testing. This task will begin in Year 1 Q3 and will end by Year 1 Q4. This task will be complete when N-polar GaN on Si devices have been processed through the foundry and DC and [***] testing is complete.

1.4.
Epitaxy performance optimization DOE-1.   Using feedback from device performance in Task 1.3, Transphorm will optimize the epiwafer HEMT performance to improve the electrical characteristics of the 2DEG layer reducing the sheet resistance. At this point, the epiwafer buffer designs may become differentiated between the RF and the Power devices. This task will begin in Year 2 Q1 and will end by Year 2 Q2. This task will be complete when 150mm n-polar GaN on sapphire epiwafers will meet Stage 3 Material Specifications.

1.5.
GaN on Sapphire Material Characterization: By Q4 of Year 1, the N-polar GaN on sapphire epiwafers will meet foundry input specifications and Stage 2 Material Specifications with an MOCVD line yield >[***].

2.	Base Task 2: N-Polar GaN on 100mm SiC

2.1.
GaN on 100mm SiC epitaxy development.   Using ongoing feedback from N-polar GaN on sapphire in Tasks 1.4, 1.5 , Transphorm will transfer the current best epitaxy process conditions to benchmark epitaxial layers on GaN on 100mm SiC. This task will begin in Year 1 Q4 and will run through the end of Year 2 Q2. By Q2 of Year 2, the 100mm n-polar GaN on SiC epiwafers will meet foundry input specifications and Stage 3 Material Specifications with an MOCVD line yield >[***].

2.1.1.	Delivery of preliminary GaN on 100mm SiC epiwafers. At the end of Task 2.1, Transphorm will deliver preliminary epiwafers of N-polar GaN on SiC HEMTs to ONR customers.

2.2.
Develop foundry process for epiwafer evaluation on Power devices and RF test structures.   Concurrent with Task 2.1 and utilizing designs created in Task 1.2, Transphorm will customize the fabrication masks and foundry processes for N- polar Power and RF test structures for epiwafers on SiC and sapphire substrates. This task will begin in Year 1 Q1 and will end by Year 1 Q2. This task is complete when test epiwafers have been successfully processed through the foundry for with the new mask design.

2.3.
GaN on SiC full device fabrication for epiwafer validation.   Transphorm will use the full fabrication process developed in Task 2.2 to process n-polar GaN on 100mm SiC epiwafers. Transphorm will evaluate these processed epiwafers for buffer quality and application suitability using both [***] and [***] DC testing. This task will begin in Year 2 Q2 and will end by Year 2 Q4. This task will be complete when analysis is complete on tested wafers.

3.	Base Task 3: N-Polar GaN on 100mm SiC optimization and deliverables demonstrating pilot production

3.1.
Epitaxy on SiC manufacturability optimization DOE-2.   Using feedback from device performance in Task 2.3 and epiwafer development in Task 1.4, Transphorm will optimize the epiwafer HEMT uniformity and repeatiability to improve the yields and usable wafer area. This task includes three full fabrication cycles of learning and corresponding epitaxy feedback. This task will begin in Year 2 Q2 and will end by Year 3 Q1. This task will be complete when 100mm n-polar GaN on SiC epiwafers meet Stage 5 Material Specifications.

3.2.
GaN on SiC process control and manufacturing readiness.   Based on the buffer results and data gathered from task 3.1, SPC programs, production travelers, and spec limits will be developed. OCAP plans and other process control documentation will be generated. This task begins after Task 3.1 in Year 3 Q2 and ends in Year 3 Q3. This task is complete when documentation and systems work is to complete to enable production relese of GaN on SiC.

3.3.
Growth of N-Polar GaN on 100mm SiC deliverables.   Using the optimized epitaxial buffer determined in Task 3.1, and the production systems implemented in Task 3.2 Transphorm will produce final production N-polar GaN deliverables on 100mm SiC substrates for delivery to ONR customers. A limited amount of HEMT customization for end customers is possible for these deliveries (e.g.. HEMT-Al%). This task is complete when wafers are delivered and any new data gathered from the production campaign is fed back into continuous improvement programs.

Option Task 1:

1.	Option Task 1: GaN on 150mm SiC Substrates

1.1.	Acquire and set up GaN epitaxy infrastructure for manufacturing

1.1.1.
Purchase and install MOCVD machine for dedicated US RF and mm- wave epitaxy manufacturing.   Transphorm will acquire and install a commercial-scale MOCVD reactor to enable the capability to deliver volume manufacturing quantities to government customers. This task will begin in Year 1 Q1 and will run through Year 2 Q1. This task will be complete when the reactor is installed and the existing n-polar GaN on 100mm SiC process transferred from the research MOCVD machine.

1.1.2.
Purchase and install characterization tools for RF and mm-wave epitaxy on SiC.   Transphorm will purchase essential materials characterization tools to handle the characterization requirements for GaN on SiC wafers as well as the higher volume and larger diameter substrates. This task will begin in Year 1 Q1 and will run through the end of Year 1 Q3. This task is complete when the equipment is installed and operational.

1.2.
N-Polar GaN on SiC process expansion to 150mm.   Transphorm will expand the existing 4-inch (100 mm) process from Base Task 3.2 to 6-inch (150 mm) substrates while meeting the Stage 5 Material Specifications. This task will begin in Year 3 Q1 and will run through the end of Year 3 Q3. This task will be complete when N-polar GaN on 150mm SiC epiwafers meet manufacturing targets.

1.2.1.
Delivery of N-polar GaN on 150mm SiC epiwafers.   In Year 3 Q4, Transphorm will produce N-polar GaN on 150 mm SiC HEMTs for delivery to ONR customers. A limited amount of HEMT customization for end customers is possible for these deliveries (i.e. HEMT-Al%).

1.3.
Ga-polar GaN on 150mm SiC manufacturing for RF and mm-wave applications.   Leveraging existing 100 mm substrate processes, Transphorm will expand the Ga-polar HEMT process to 150mm substrates while meeting Material stage 4 specifications. This task will begin in Year 2 Q1 and will run through the end of Year 2 Q3. This task will be complete when Ga-polar GaN on 150mm SiC epiwafers meet manufacturing targets.

1.3.1.
Delivery of Ga-polar GaN on 150mm SiC epiwafers.   In Year 2 Q4, Transphorm will produce Ga-polar GaN on 150mm SiC HEMTs for delivery to ONR customers. A limited amount of HEMT customization for end customers is possible for these deliveries (for e.g. HEMT-Al%).

Option Task 2:

2.	Option Task 2: GaN on 150 - 200mm Si Substrates

2.1.
Improve n-polar GaN on 150mm Sapphire epiwafers for manufacturability.   Continuing the development from Base Task 1.4, Transphorm will improve the N-polar epitaxy on sapphire substrates to Stage 5 Material Specifications. This will bring the N-polar GaN on sapphire technology to manufacturing readiness by establishing process capability and controls along with device validation. This task will begin in Year 1 Q3 and will run through Year 2 Q4. This task will be complete when the N-polar GaN on 150mm Sapphire epiwafers meet manufacturing metrics.

2.2.
Large signal performance and reliability for High Voltage devices.   Transphorm will test the N-polar HEMT epiwafers developed in Task 2.1 for their in-circuit performance in comparison to Ga-polar material (Transphorm’s current production qualified material). This task will begin in Year 2 Q4 and will run through the end of Year 3 Q1 This task will be complete when reliability testing is complete and data is analyzed.

2.2.1.
Delivery of N-polar GaN on 150mm Sapphire epiwafers.   In Year 3 Q2, Transphorm will produce N-polar GaN on 150mm Sapphire HEMT epiwafers for delivery to ONR customers. A limited amount of HEMT customization for end customers is possible for these deliveries (for e.g. HEMT-Al%).

2.3.	Transfer Ga-polar GaN on Si epitaxy to 200mm diameter substrates.

2.3.1.
Ga-Polar GaN on Si process expansion to 200mm.   Transphorm will expand the existing 150mm process from Task 2.2 to 200mm substrates while meeting the Stage 5 Material Specifications. This task will begin in Year 2 Q4 and will run through the end of Year 3 Q1.

2.3.2.
Ga-Polar GaN on 200mm Si manufacturing readiness.   Transphorm will improve manufacturability of the 150mm products to improve performance, yield, capacity and cost. Transphorm will utilize the learning from the 150 mm process to establish process capability and controls for the 200mm line along with device validation. This task will begin in Year 1 Q1 and will run through the end of Year 3 Q1. The manufacture of these Ga-polar GaN on 150mm Si epiwafers will meet manufacturing yield targets.

2.3.2.1.
Delivery of Ga-polar GaN on 200mm Si epiwafers.   In Year 3 Q2, Transphorm will produce Ga-polar GaN on 200mm Si HEMTs for delivery to ONR customers. A limited amount of HEMT customization for end customers is possible for these deliveries (i.e. HEMT-Al%).

2.3.3.
Reliability testing on packaged parts from 200 mm wafers.   Transphorm will fabricate devices on 200 mm Si substrates by [***] and then proceeding with wafer processing in Transphorm’s production foundry. Transphorm will then test the 200mm Ga-polar HEMT epiwafers developed in Task 2.3.1 for their in-circuit performance and establish their reliability profile (i.e. MTTF, acceleration factors) in comparison to both 150mm n-polar HEMTs in Task 2.2 and to Ga-polar material (Transphorm’s current production qualified material on 150mm). This task will begin in Year 3 Q1 and will run through the end of Year 3 Q3.

(End of Summary of Changes)